SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                  --------------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest  event reported) June 13, 1995

                                                         -------------

                                OUTLOOK INCOME FUND 9,
                           A CALIFORNIA LIMITED PARTNERSHIP
                -----------------------------------------------------------
                (Exact name of registrant as specified in its charter)

           California                   0-15837                33-0202964
           ----------                -------------            -------------
        (State or other               (Commission             (IRS Employer
        jurisdiction of               File Number)            I.D. Number)
         incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
          --           (Address of principal executive offices)

          Registrant's Telephone  number, including  area code: (415)  343-
          9300
                                                             -------------

               --------------------------------------------------------
            (Former name or former address, if changes since last report)


                      This form 8-K contains a total of 6 pages.
                                                     ----



                                No Exhibits Required.

          Item 2.  Disposition of Real Estate

          On March 28, 1995, Outlook Income Fund 9, A California Limited Partnership (the Registrant), sold the Millwood Estates Apartments, a 300-unit apartment complex located at 508 164th Street in Lynnwood, Washington to Security Capital Pacific Trust ("the buyer"). The buyer is not affiliated with the Registrant or the Registrant's general partners. Total sales proceeds were $9,886,200, out of which $7,572,400 was used to payoff the outstanding note secured by the property. In addition, $2,000,000 was used to payoff a note payable borrowed January 27, 1995 to repurchase approximately $2,190,000 of the Partnership's Participating Notes. The remainder of the net cash proceeds from the sale have been added to the Registrant's reserves.

          On the following pages is the pro forma financial information representing the Registrant's December 31, 1994 balance sheet and the statement of operations for the year ended December 31, 1994, adjusted to eliminate the balances and operating results of the sold property.

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

                 Balance Sheets
     (in thousands, except units outstanding)

                                                                      Pro Forma
                                          December 31,   Pro Forma  December 31,
                                              1994      Adjustments     1994
     Assets                               ----------    ---------   ----------
     -------
     Real estate investments, at cost:
       Land                                $  4,192                  $  4,192
       Building and improvements             25,510                    25,510
                                           ---------                 ---------
                                             29,702                    29,702
       Less accumulated depreciation         (8,479)                   (8,479)
                                           ---------                 ---------
         Net real estate investments         21,223                    21,223


     Property held for sale, net              9,282       (9,282)           -
     Property held pending foreclosure,
       net                                    3,591                     3,591
     Cash and cash equivalents                  801           50          851
     Notes receivable                         2,000                     2,000
     Accounts receivable, net                    87           25          112
     Prepaid expenses and other assets          280          (82)         198
     Deferred financing costs and
       other fees, net                        1,015         (195)         820
                                           ---------    ---------    ---------
         Total assets                      $ 38,279      $(9,484)    $ 28,795
                                           =========    =========    =========
























                                    - continued -

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

           Balance Sheets - continued
     (in thousands, except units outstanding)

                                                                     Pro Forma
                                          December 31,  Pro Forma   December 31,
                                              1994     Adjustments      1994
                                          ----------    ---------   ----------
     Liabilities and Partners'
     Equity (Deficit)
     -------------------------
     Notes payable - secured               $ 26,078     $ (7,594)    $ 18,484
     Participating notes:
       Notes issued                           5,229                     5,229
       Accrued interest, thereon              4,582                     4,582
       Less: Notes held in trust               (544)      (2,190)      (2,734)
             Accrued interest, thereon         (413)      (1,886)      (2,299)
                                           ---------    ---------    ---------
         Net due to outside holders           8,854       (4,076)       4,778

     Note payable - unsecured                     7           (7)          -
     Accrued interest payable                   783          (61)         722
     Accounts payable                           152                       152
     Accrued expenses                           247           (7)         240
     Deferred income and security deposits      134                       134
                                           ---------    ---------    ---------
         Total liabilities                   36,255      (11,745)      24,510

     Partners' equity (deficit):
       General Partner                         (407)          23         (384)
       Limited Partners, 35,742,572
         Equity Units outstanding             2,431        2,238        4,669
                                           ---------    ---------    ---------
         Total partners' equity               2,024        2,261        4,285
                                           ---------    ---------    ---------
         Total liabilities and
           partners' equity                $ 38,279     $ (9,484)    $ 28,795
                                           =========    =========    =========

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

             Statement of Operations
     (in thousands, except units outstanding)

                                                    For the Year Ended
                                                    -------------------
                                                                      Pro Forma
                                          December 31,   Pro Forma  December 31,
                                              1994      Adjustments     1994
                                           ---------    ---------    ---------
     Revenues:
       Rental                               $  9,824    $ (1,827)     $  7,997
       Interest and other                        494                       494
                                            --------    --------      --------
         Total revenues                       10,318      (1,827)        8,491
                                            ========    ========      ========
     Expenses:
       Operating                               6,585        (854)        5,731
       General and administrative                571                       571
       Depreciation and amortization           1,881        (352)        1,529
       Provision to reduce carrying value
         of real estate to estimated
         realizable value                        836                       836
       Interest                                3,081        (996)        2,085
                                            --------    --------      --------
         Total expenses                       12,954      (2,202)       10,752
                                            --------    --------      --------

     Other expenses:
       Loss on sale                            (257)           -         (257)
                                           ---------    --------     --------
         Total other expenses                  (257)           -         (257)

     Net income (loss)                     $ (2,893)         375       (2,518)
                                           =========    ========     ========
     Net income (loss) per Equity Unit
       "Current Unit"                      $  (0.08)        0.01        (0.07)
                                           =========    ========     =========

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        OUTLOOK INCOME FUND 9,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: June 13, 1995           By: /s/ Andrew Batinovich
                                            -------------------------------
                                            Andrew Batinovich
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Director